SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 March 20, 2004


                                  Norstan, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)


           Minnesota                        0-8141               41-0835746
           ---------                        ------               ----------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)


                   5101 Shady Oak Road
                  Minnetonka, Minnesota                            55343
                  ---------------------                            ------
        (Address of principal executive offices)                (Zip Code)



               Registrant's telephone number, including area code:
                                 (952) 352-4000

Item 7.           Financial Statements, Schedules and Exhibits
-------           --------------------------------------------

         (a)      and (b)  not applicable

         (c)      Exhibits:


                           Exhibit
                             No.                       Description
                             ---                       -----------

                             99 News release issued by Norstan, Inc. on April 20, 2004

Item 12.          Results of Operations and Financial Condition
--------          ---------------------------------------------

         On April 20, 2004, Norstan, Inc. issued a news release reporting the completion of a reorganization initiated in the company's fourth fiscal quarter of 2004. A copy of the news release is furnished as Exhibit 99 and incorporated by reference herein.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                        NORSTAN, INC.

                        By: /s/  Robert J. Vold
                            -------------------
                              Robert J. Vold
                              Senior Vice President and Chief Financial Officer

Dated:  April 20, 2004

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

        Exhibit
        Number     Description
        ------     -----------
          99       Press release dated April 20, 2004 issued by Norstan, Inc.

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